Exhibit 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
Statements contained in this presentation which are not historical facts and which pertain to future operating results of Prosperity
Bank and its subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation reform Act of
1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic filings with the SEC. Copies of the SEC filings for Prosperity Bancshares
®
may be downloaded from
the Internet at no charge from www.prosperitybanktx.com.

Corporate Profile
Corporate Profile
A Texas based Financial Holding Company with approximately $10 billion in assets
3
rd
largest Texas based commercial bank by Texas deposits
Strong balance sheet growth – 10 year CAGR of 30% loans, 28%
deposits and 30% assets
Strong earnings growth – 10 year CAGR of 14% for EPS (diluted) and
32% for net income
Shareholder driven with approximately 9% inside ownership
Excellent asset quality – Net Charge Offs / Average Loans of 0.03% for three months ending June 30, 2011
Excellent cost control – under 50% efficiency ratio
Since 2000, integrated over 20 successful acquisitions
a Track Record of Success

2Q11 Highlights
2Q11 Highlights
Net Interest Margin increased to 4.06% for the second quarter 2011
Non- Performing Assets to Average Earning Assets remain low at 0.15%
or $12.680 million
Strong Earnings of $35.092 million or $0.75 per share (diluted) and
1.45% Return on Assets for the second quarter 2011
Tangible Common Equity Ratio improved to 6.46% at June 30, 2011

Banking Center Network
Banking Center Network
Sources:  SNL Financial and MapPoint
Texas has six of the
nation’s top 20 cities
in population:
4  Houston
7  San Antonio
9  Dallas
16  Austin
17  Fort Worth
20  El Paso
175 Full Service Locations
10 in Bryan/ College Station Area
33 in Central Texas Area
31 in Dallas/ Fort Worth Area
21 In East Texas Area
60 in Houston Area
20 in South Texas Area
The Houston MSA is
the nation’s 6th
largest regional area
with 5.6 million
residents
The Dallas/ Fort
Worth MSA is the
nation’s 4th largest
regional area with
6.1 million residents
Including U.S. Bank Branch Acquisitions

Balance Sheet Summary
Balance Sheet Summary
$0
$1,200
$2,400
$3,600
$4,800
$6,000
$7,200
$8,400
$9,600
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2Q
2011
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Loans
Deposits
Assets
Equity
As Originally Reported
$ in millions
Total footings as of 6/30/11
Loans = $3.665 Billion
Deposits = $7.668 Billion
Assets = $9.657 Billion
5 year CAGR
Loans = 18%
Deposits = 21%
Assets = 21%

$0.75
$0.68
$2.73
$1.77
$1.94
$2.09
$2.41
$2.06
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
2005 2006 2007 2008 2009 2010 2Q 2010 2Q 2011
EPS Growth Diluted
EPS Growth Diluted
* **

*Excluding the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million, EPS was $1.94
**Excluding the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million, EPS was $1.86

Deposit Composition
Deposit Composition
Non-interest
Bearing DDA
23.33%
MMA &
Savings
30.64%
Interest
Bearing DDA
17.72%
CDs & IRAs
<$100,000
13.53%
CDs & IRAs
>$100,000
14.78%
$ in thousands
2Q11 Cost of Deposits= 0.57%
June 30, 2011
Amount % of total
Non-interest Bearing DDA $ 1,788,756 23.33%
Interest Bearing DDA 1,358,649 17.72
MMA & Savings 2,349,761 30.64
CD's & IRA's<100m 1,037,492 13.53
CD's & IRA's>100m 1,133,034 14.78
Total Deposits $ 7,667,692 100.00%

Net Interest Margin
*
Net Interest Margin
*
4.06%
4.02%
3.99%
3.97%
4.00%
4.24%
4.08%
4.09%
4.20%
3.98%
3.60%
3.70%
3.80%
3.90%
4.00%
4.10%
4.20%
4.30%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Net Interest Margin for 2008 = 3.96%
Net Interest Margin for 2009 = 4.08%
Net Interest Margin for 2010 = 4.04%
* Tax equivalent- annualized

$0
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
$3,600
2004 2005 2006 2007 2008 2009 2010 2Q10 2Q11
30.00%
35.00%
40.00%
45.00%
50.00%
55.00%
60.00%
65.00%
70.00%
Loans
Loan / Deposit
Ratio
10
Loan Growth
Loan Growth
$ in millions

Loan Portfolio
Loan Portfolio
Home Equity
3.58%
Agriculture
4.39%
Consumer
2.21%
1-4 Family
Residential
25.68%
Commercial
12.44%
Construction
13.19%
Commercial
R.E.
38.51%
$ in thousands
Loans/ Deposits: 47.8%
June 30, 2011
Construction Loan Breakout
Approximate $ in million
Single Family: $125
Land Development:
$46
Raw Land:
$70
Lots:                                       $141
Commercial/ Other:             $101
CRE Loan Breakout
Approximate $ in million
Owner Occupied:      $516
Office Building:               $188
Multi-family:                 $82
Strip Center: $150
Church: $115
Other: $361
Amount % of total
Commercial R.E. $ 1,411,501 38.51%
Commercial 455,791 12.44
Construction 483,581 13.19
1-4 Family Residential 941,250 25.68
Consumer 81,132 2.21
Agriculture 160,780 4.39
Home Equity 131,213 3.58
Gross Loans $ 3,665,248 100.0%

0.45%
0.48%
0.40%
0.49%
0.05%
0.09%
0.17%
0.13%
0.38%
0.35%
0.36%
0.64%
3.91%
3.63%
0.84%
0.83%
1.18%
1.02%
0.70%
0.97%
2.26%
2.92%
3.88%
4.06%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
2002 2003 2004 2005 2006^ 2007^ 2008^ 2009^ 2010^ 2Q10^ 1Q11^ 2Q11^
Asset Quality – NPA*/ Loans + OREO
*
Includes loans past due 90 days and still accruing
Asset Quality – NPA*/ Loans + OREO
*
Includes loans past due 90 days and still accruing
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008
Note: 2Q11 does not include EBTX or IBOC as they have yet to report earnings

PRSP NPA*/Loans + OREO Peer NPA*/Loans + OREO

Asset Quality – NCO/Average Loans
Asset Quality – NCO/Average Loans
0.40%
0.23%
0.18%
0.04%
0.03%
0.23%
0.08%
0.41%
0.06%
0.29%
0.14%
0.17%
0.32%
0.96%
0.48%
0.13%
0.19%
0.20%
0.19%
0.30%
1.29%
1.38%
0.74%
0.77%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2002 2003 2004 2005 2006^ 2007^ 2008^ 2009^ 2010^ 2Q10^ 1Q11^ 2Q11^
PRSP NCO / Loans Peer NCO / Loans
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008
Note: 2Q11 does not include EBTX or IBOC as they have yet to report earnings
(Annualized)

Contact Information
Contact Information
Corporate Headquarters Investor Contacts
Prosperity Bank Plaza David Zalman
4295 San Felipe Chairman & Chief Executive Officer
Houston, Texas  77027 979.543.2200
david.zalman@prosperitybanktx.com
281.269.7199  Telephone Dan Rollins
281.269-7222  Fax President & Chief Operating Officer
www.prosperitybanktx.com 281.269.7199
dan.rollins@prosperitybanktx.com
David Hollaway
Chief Financial Officer
979.543.2200
david.hollaway@prosperitybanktx.com

2nd Quarter 2011 Earnings

Financial Highlights
Financial Highlights

As Originally Reported
($ in thousands, except EPS)
2005 2006 2007 2008 2009 2010 2Q 2011
Non Interest Income
$30,021 $33,982 $52,923 $52,370 $60,097 $53,833 $13,530
Net Interest Income
$110,897 $138,145 $200,435 $227,729 $307,101 $318,148 $83,630
Net Income
$47,860 $61,725 $90,635* $93,623** $111,879 $127,708 $35,092
Book Value Per Share
$16.69 $20.26 $25.51 $27.24 $29.03 $31.11 $32.24
Tangible Book Value Per Share
$6.48 $6.62 $7.42 $7.43 $9.43 $10.70 $11.99
ROAA
1.42% 1.44% 1.49%* 1.33%** 1.26% 1.38% 1.45%
ROAE
11.56% 10.24% 8.72%* 7.85%** 8.57% 9.08% 9.36%
ROAE- tangible
29.88% 31.53% 32.34%* 26.77%** 28.66% 27.40% 25.56%
Efficiency Ratio
48.91% 45.27% 46.19% 46.51% 46.27% 44.83% 43.58%
Leverage Ratio
7.83% 7.76% 8.09% 5.68% 6.47% 6.87% 7.24%
Tier I Risk Capital
15.34% 13.52% 13.13% 10.27% 12.61% 13.64% 14.72%
Total Risk Capital
16.37% 14.55% 14.11% 11.17% 13.86% 14.87% 15.93%
Tangible Ratio
5.46% 5.24% 5.88% 4.19% 5.53% 5.86% 6.46%
*Does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million.
**Does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million.

PRSP Acquisitions
PRSP Acquisitions
Branch Acquisitions
Date of
Announcement Seller # of Branches Branch Type
Branch Locale
State
Amount of Deposits
Transferred ($000)
Deposit Premium
($000)
1
2/8/2010 First Bank 19 Bank TX 500,000 36,000
2
1/19/2010 U.S. Bank 3 Bank TX 420,000 13,000
3
11/7/2008 Franklin Bank 46 Bank TX 3,700,000 60,000
4
10/22/2007 Banco Popular North America 6 Bank TX 140,000 NA
5
6/15/2000 Compass Bancshares, Inc. 5 Bank TX 87,000 NA
6
2/27/1998 Grimes County Capital Corporation 1 Bank TX 5,900 250
7
3/30/1997 Wells Fargo & Company 1 Bank TX NA NA
8
3/11/1996 Victoria Bankshares, Inc. 1 Bank TX 46,000 NA
Date of
Announcement Seller
# of
Branches City State Type Consideration
Accounting
Method
PRSP
Assets
($000)
Sellers'
Assets
($000)
Sellers'
Assets
Contribution
(%)
Deal
Value
($ In MM
1
02/07/08 1st Choice Bancorp, Inc. 1 Houston
TX
Bank Mixed Purchase 6,372,343 313,900 4.69 66.2
2
05/01/07 The Bank of Navasota 1 Navasota TX Bank Common Stock Purchase 6,247,926 72,300 1.14 17.1
3
07/19/06 Texas United Bancshares, Inc. 34 La Grange
TX
Bank Common Stock Purchase 4,547,220 1,818,000 27.82 357.1
4
11/16/05 SNB Bancshares, Inc. 6 Houston
TX
Bank Mixed Purchase 3,493,972 1,121,747 24.30 242.7
5
09/12/05 Grapeland Bancshares, Inc. 2 Grapeland
TX
Bank Common Stock Purchase 3,479,747 73,000 2.15 7.3
6
10/26/04 FirstCapital Bankers, Inc. 20 Corpus Christi
TX
Thrift Common Stock Purchase 2,709,169 773,566 22.21 135.7
7
05/12/04 Village Bank and Trust 1 Austin TX Thrift Cash Purchase 2,449,553 110,400 4.31 20.2
8
04/26/04 Liberty Bank 4 Austin
TX
Thrift Mixed Purchase 2,449,553 186,000 7.06 42.0
9
10/06/03 First State Bank of North Texas 3 Dallas
TX
Bank Mixed Purchase 2,078,532 93,900 4.32 21.3
10
07/21/03 Mainbancorp 3 Dallas
TX
Bank Mixed Purchase 1,983,277 195,700 8.98 39.7
11
03/05/03 BankDallas SSB 1 Dallas
TX
Thrift Cash Purchase 1,822,256 40,716 2.19 7.0
12
02/03/03 Abrams Centre Bancshares, Inc. 1 Dallas
TX
Bank Cash Purchase 1,822,256 95,388 4.97 16.3
13
08/15/02 First National Bank of Bay City 1 Bay City
TX
Bank Cash Purchase 1,360,356 28,174 2.03 5.0
14
07/15/02 Southwest Bank Holding Company 2 Dallas TX Bank Cash Purchase 1,289,637 127,055 8.97 21.0
15
05/02/02 Paradigm Bancorporation, Incorporated 8 Houston
TX
Bank Common Stock Purchase 1,289,637 259,262 16.74 41.6
16
04/26/02 First State Bank 1 Needville
TX
Bank Cash Purchase 1,289,637 17,539 1.36 3.7
17
02/22/02 Texas Guaranty Bank, N.A. 2 Houston
TX
Bank Cash Purchase 1,262,152 75,019 5.61 11.8
18
11/08/00 Commercial Bancshares, Inc. 12 Houston
TX
Bank Common Stock Pooling 693,079 401,271 36.67 53.3
19
06/21/99 South Texas Bancshares, Inc. 3 Beeville
TX
Bank Cash Purchase 461,903 142,091 23.53 23.4
20
06/05/98 Union State Bank 1 East Bernard
TX
Bank Cash Purchase 339,287 79,174 18.92 17.6
At Announcement

Historical Loan Composition
Historical Loan Composition
$ in millions
12/31/2005 12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 CAGR
Loan Composition
Commercial $ 222.8 14.4% $ 297.7 13.7% $ 453.6 14.5% $ 499.1 14.0% $ 415.5 12.3% $ 440.5 12.6% 14.6%
Construction $ 206.7 13.4% $ 433.2 19.9% $ 683.2 21.7% $ 666.1 18.6% $ 557.2 16.5% $ 502.3 14.4% 19.4%
1-4 Family Residential $ 313.2 20.3% $ 377.0 17.3% $ 526.3 16.7% $ 668.1 18.7% $ 709.1 21.0% $ 824.1 23.6% 21.3%
Home Equity $ 58.7 3.8% $ 63.4 2.9% $ 93.9 3.0% $ 107.0 3.0% $ 117.7 3.5% $ 118.8 3.4% 15.1%
Commercial Real Estate $ 619.3 40.3% $ 881.1 40.5% $ 1,148.7 36.6% $ 1,343.4 37.7% $ 1,339.2 39.7% $ 1,370.6 39.3% 17.2%
Agriculture $ 56.3 3.6% $ 57.4 2.6% $ 114.0 3.6% $ 145.7 4.1% $ 135.5 4.0% $ 140.8 4.0% 20.1%
Consumer $ 65.1 4.2% $ 66.7 3.1% $ 123.2 3.9% $ 137.7 3.9% $ 102.4 3.0% $ 88.0 2.5% 6.2%
Total Loans $ 1,542.1 100.0% $ 2,176.5 100.0% $ 3,142.9 100.0% $ 3,567.1 100.0% $ 3,376.7 100.0% $ 3,485.0 100.0% 17.7%

2nd Quarter 2011 Earnings